International Overview
Darrell van Ligten
President - International

Agenda
 Brief History
 Development Progress
 Growth Strategies

Restaurants Outside of United States
340 outside North
America
Sources: Company reports

Where We Are Today

8,000 Unit
Potential

Methodology For New Markets
Consumer Foodservice Database
Fast Food (QSR Market)
Annually researched and
updated foodservice market
data. Sources include:
 – Trade surveys with industry
 sources
 – Secondary research
 – Outlet audits
International Markets
Core countries of Passport
Database
Cross-Country Analysis
Pegged country data against
world data and compared:
 –  Historic and forecast QSR
 value growth
 –  Transactions per capita and
 growth
 –  Category penetration per HH
 –  Share of franchised
 (chained) outlets
Country Selection
Identified and prioritized
countries across globe and
regions based on the results of
cross-country analysis and risk
profile
Risk Assessment
Operating Risk based on 10
criteria items
(e.g. Political stability,
regulatory, labor market,
tax, etc)
Sources: Euromonitor International and The Economist Intelligence Unit

— Global marketplace accepts Western QSRs
— Support infrastructure already established
— Development-focused
— Growth strategies
— Financial resources
— Commitment to global expansion
Why We’re Bullish

Restaurant AUVs

Puerto Rico
New Zealand
Bahamas
$1.9 Million
$2.0 Million
$4.2 Million
$1.4 Million
United States

Growth Is Our
Primary Focus

Ignite Growth in
Existing Markets

Recruit sophisticated,
well-capitalized
franchisees

— Previous restaurant experience
— Real estate access
— Existing infrastructure
— Adequate capital
We Expect Future Franchisees to Have…

Singapore
Middle
East
Argentina
Russia
Trinidad
& Tobago

Invest in
High Opportunity
Markets

— Geopolitical Stability
— Sound Economic Trends
— Strong Population Growth
— Rising Standard of Living
— Underpenetrated QSR Sector
High Opportunity Market Characteristics

30% of our 8,000
unit potential
China
Brazil

9% of our
8,000 unit
potential
Japan

Reversed Declining Country & Unit Count Trends

1998 to 2008
2008 to 2010
Net Country Growth
Net Unit Growth
-88
56
-20
2

1998 to 2008
2008 to 2010
New Countries Signed
Total Countries Under
Agreements
Grown Development Agreements Substantially
2008
2010
12
33
6
23

Increased Store Commitments Significantly
2008
2010
151
610
Future Store Commitments

~1,000

International Designs
— More modern
— More innovative
— More avant-garde

Relevant
& Contemporary
Store Designs

— Color palettes
— Furniture & fixtures
— Store layouts
Design Feedback

International
Training Store
International
Training Store

Singapore
Singapore
32
Bahamas
Bahamas
Mexico City
Mexico City
International
Store Designs
International
Store Designs

New Store
Technology
New Store
Technology

Design Portal

Retail Design
is a Continuous
Process

Natural
Natural
Modern
Modern
Urban
Urban
Future
Design Concepts

Breakfast,
lunch and dinner

1 large meal with
constant snacking
White meat chicken
Dark meat chicken
3 item combos
4 item combos
We All Eat Differently
VS
VS
VS

49

Coffee Jelly
Frosty

51

Operational
Excellence Builds
Brand Loyalty

Consistent Operations
— Same internal evaluation process
— Same quality assurance standards
— Same performance analysis

2008
2010
Stores Graded “F”
Stores Graded “A” or “B”
International Restaurant Audit Scores
2008
2010
16%
0%
48%
80%

Superior Operations
Grows Long-term
Sales & Profits

“A journey of a thousand miles,
 starts with a single step.”
- Lao Tzu

International Accomplishments
— Accelerated development
— Transformed retail designs
— Redefined menu strategy
— Recommitted to operational excellence

Continue
Making Sizeable
Investments

Significant
Earnings Growth
& Long-term
Value

Nelson Peltz
— Chairman

WENDY'S/ARBY'S INTERNATIONAL


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10,100
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開設日 ：2004年04月05日
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Where's the beef in Japan?
QUALITY IS OUR RECIPE
ウェンディーズ
WENDY's must be with us!

KOPITIAM
True Singapore Taste

الجماز
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Development Pipeline



340
610
804
2,090
4,156
8,000
Current Store Count
Future Store Commitments
Under Market Exclusivity
Under Negotiation
White Space
Total Potential

WENDY'S/ARBY'S INTERNATIONAL

WENDY'S/ARBY'S INTERNATIONAL

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FRESH NEVER FROZEN BEEF
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YOUR STYLE: URBAN
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YOUR STYLE: URBAN: SEATING (TABLES & CHAIRS)
Table Tops:
Table Edge:
Platinum Vinyl Bumper
Chair Style: Alto
Chair Style: Zen
Finish: Formica 949-58 White
Booth Style: Loft
Backpad Finish:
Arc Com Web Tangerine
Seat Finish:
CF Stinson Avant Espresso
Frame: Sparkle Silver w/ CC
Booth Style: Loft
Backpad Finish:
Seat Finish:
CF Stinson Avant Espresso
Frame: Sparkle Silver w/ CC
Booth Style: Loft
Backpad Finish:
Seat Finish:
CF Stinson Avant Espresso
Frame: Sparkle Silver w/ CC
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WENDY'S/ARBY'S INTERNATIONAL

The **Real** Choice In Fast Food

QUALITY IS OUR RECIPE ®

QUALITY IS OUR RECIPE

The **Real** Choice In Fast Food

WENDY'S/ARBY'S INTERNATIONAL



QUALITY IS OUR RECIPE

The **Real** Choice In Fast Food

WENDY'S/ARBY'S INTERNATIONAL


guacamole
PARTY!
Guacamole burger con
Wendy's


Llénate del
sabor exagerado
con la
nueva
Chili Burger
no necesita nada más
Wendy's


THE EGMONT MELT
Knock off this mountain of taste!
Best tasting hamburgers
Prime New Zealand beef, Egmont cheese, beetroot relish and 4 strips of bacon, all in crispy Artisan bread
Burger $8.50
Combo Small $10.50




YOU'LL BE BACK. AGAIN.
BACONATOR
MUSHROOM MELT
Burger
$8.90
Combo
$10.90


Wendy's
MEXICAN
MELT
BACONATOR
Coca-Cola
Wendy's


WANTED
Wendy's
STEAKHOUSE
BACONATOR
The WILDEST BURGER in Town


NEW!
Avocado
Bacon Supreme
Combo $8.90
Burger $6.90
A tender whole chicken breast fillet, smooth creamy avocado, two strips of hickory smoked bacon, crisp lettuce, garlic aioli, and a dash of sweet chilli sauce, all on a warm Kaiser bun.
The Avocado Bacon Supreme, it's a real mouthful!
Best tasting hamburgers


New
CHICKS
can be
CHEEEESY
too!
CHICKEN MUSHROOM MELT
COMBO
RM 12.50
A La Carte RM 9.50


THE BIG KAHUNA BURGER
SWEET JUICY PINEAPPLE, A TENDER WHOLE CHICKEN BREAST FILLET, THREE STRIPS OF SIZZLING BACON, SWISS CHEESE AND SMOKY BARBECUE SAUCE.
THE BIG KAHUNA, WORTH MAKING A SONG AND DANCE ABOUT!
COMBO $9.90 BURGER $7.90


Chili-Rice
La combinación perfecta!
Arroz + Chili
Tú sabes cuando es Wendy's

Have a feast with our ...
baked potato
Carbonara
it's Hot, Fresh and Tasty !!!
Wendy's
Nü
Green Tea
add on drink
for only
2.727

WENDY'S/ARBY'S INTERNATIONAL


Wendy's
ME GUSTA CON PAPITAS
Nuevo Pollo en piezas,
CRUJIENTE, SABROSO Y JUGOSO


NUEVO
Pollo !
en Presas
Sen sa cio nal
Pídelo en Combo!






NEW
Ice Cool
FROSTY™
CONE
"Made from Real
Grade A Fresh Milk
and rich cream"
ONLY
3.000*



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SERVING FRESH IDEAS DAILY.


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